John Hancock Funds II
Supplement dated July 27, 2012
to the Prospectus dated December 31, 2011
High Income Fund
John F. Addeo has been named a portfolio manager of High Income Fund. The following information replaces the portfolio manager information in the Fund profile section of the Prospectus under the heading “Management”:

Subadviser	Portfolio Managers
John Hancock Asset Management a division of Manulife Asset Management (US) LLC	John F. Addeo. Managing Director; managed fund since 2012.

John F. Iles. Managing Director; managed fund since 2008.

Joseph E. Rizzo. Managing Director; managed fund since 2008.

Dennis F. McCafferty. Managing Director; managed fund since 2009.
The following information supplements the portfolio manager information in the “Subadvisory Arrangements and Management Biographies” section of the Prospectus under the heading “Fund Details”:

High Income Fund	John F. Addeo, CFA
John F. Iles
Dennis F. McCafferty, CFA
Joseph E. Rizzo

•	John F. Addeo, CFA. Managing Director and Portfolio Manager; joined John Hancock Asset Management in 2012. Previously, he was an investment officer at MFS Investment Management, where he worked in the High Yield Bond group.
You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II
Supplement dated July 27, 2012
to the Statement of Additional Information (“SAI”) dated December 31, 2011
The following supplements the information presented in Appendix B to the SAI relating to John Hancock Asset Management a division of Manulife Asset Management (US) LLC regarding the portfolio managers of High Income Fund. The other portfolio managers of the fund, Dennis F. McCafferty, John F. Iles and Joseph E. Rizzo continue to manage the fund.
FUND MANAGER INFORMATION
The following chart reflects information regarding accounts other than the funds for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date. Also shown below the chart is each portfolio manager’s investments in the fund that he or she manages.
The following table reflects information as of July 26, 2012:

	Registered		Pooled
	Investment		Investment
Trust	Company		Vehicle
Manager	Accounts	Assets	Accounts	Assets	Other	Assets
(Worldwide)	(Worldwide)	Managed	(Worldwide)	Managed	Accounts	Managed
John Addeo	2	$968.1 million	0	$0	0	$0
Performance-Based Fees for Other Accounts Managed. Of the accounts in the tables listed above, those for which the Subadviser receives a fee based on investment performance are listed in the table below:

John Addeo	Other Registered Investment Companies: 0
Other Pooled Investment Vehicles: 0
Other Accounts: 0
Share Ownership by Portfolio Managers. The following table indicates as of July 26, 2012 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each Fund. For purposes of each table, the letters represent the range indicated below:

A	—	$0
B	—	$1 - $10,000
C	—	$10,001 - $50,000
D	—	$50,001 - $100,000
E	—	$100,001 - $500,000
F	—	$500,001 - $1,000,000
G	—	More than $1 million
High Income Fund

Portfolio Manager	Range of Beneficial Ownership
John Addeo	A
You should read this Supplement in conjunction with the SAI and retain it for future reference.